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Exhibit 23.1

CONSENT OF ARTHUR ANDERSEN LLP, INDEPENDENT PUBLIC ACCOUNTANTS

        As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K into Quidel Corporation's previously filed Registration Statements File Nos. 333-72603, 333-35355, 333-10507, 333-62577, 333-44218, 333-67444, 333-67448 and 333-59390.

/s/ ARTHUR ANDERSEN LLP

San Diego, California
March 25, 2002

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  Exhibit 23.1
CONSENT OF ARTHUR ANDERSEN LLP, INDEPENDENT PUBLIC ACCOUNTANTS